EXHIBIT 10.20

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATES SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ELINEAR, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                   SECURED CONVERTIBLE MINIMUM BORROWING NOTE
                   ------------------------------------------

          FOR VALUE RECEIVED, ELINEAR, INC. ("ELINEAR") a Delaware corporation, NETVIEW TECHNOLOGIES, INC., a Texas corporation ("NETVIEW") and NEWBRIDGE TECHNOLOGIES, INC., a Texas corporation ("NEWBRIDGE") (eLinear, NetView and NewBridge, individually, a "BORROWER" and collectively, the "BORROWERS"), jointly and severally, promises to pay to LAURUS MASTER FUND, LTD., c/o Ironshore Corporate Services Ltd., P.O. Box 1234 G.T., Queensgate House, South Church Street, Grand Cayman, Cayman Islands, Fax: 345-949-9877 (the "HOLDER") or its registered assigns, on order, the sum of TWO MILLION DOLLARS ($2,000,000) without duplication of any amounts owing by any Borrower to Holder under the Revolving Note (as defined in the Security Agreement), or, if different, the aggregate principal amount of all "Loans" (as such term is defined in the Security Agreement referred to below), together with any accrued and unpaid interest hereon, on February 23, 2007 (the "MATURITY DATE").

          Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement among the Borrowers and the Holder dated as of the date hereof (as amended, restated, modified and supplemented from time to time, the "SECURITY AGREEMENT").

The following terms shall apply to this Minimum Borrowing Note (the "Note"):

                                    ARTICLE I
                                    INTEREST

     1.1.     Interest  Rate  and  Payments.  Subject  to  Sections  5.3 and 6.7
              -----------------------------
hereof, interest payable on this Note shall accrue at a rate per annum equal to the Contract Rate. Interest shall be payable monthly in arrears commencing on April 1, 2004 and on the first day of each consecutive calendar month thereafter, (each, an "INTEREST PAYMENT DATE").

                                   ARTICLE II
           ADVANCES, BORROWERS CONVERSION RIGHTS, PAYMENTS UNDER NOTE

     2.1.     Mechanics  of Advances.  All Loans evidenced by this Note shall be
              ----------------------
made in accordance with the terms and provisions of the Security Agreement.

     2.2.     Fixed  Conversion  Price.  For purposes hereof, subject to Section
              ------------------------
3.5 hereof, the "FIXED CONVERSION PRICE" means $2.91.

     2.3.     No  Effective  Registration.  Notwithstanding  anything  to  the
              ---------------------------
contrary herein, eLinear shall be prohibited from exercising its right to repay any amount hereunder in shares of Common Stock if at any time from the Call Date (defined below) for such payment through the date upon which such payment is made by delivery of certificates for shares of Common Stock if there fails to exist an effective current Registration Statement (as defined in the Registration Rights Agreement) covering the resale of the shares of Common Stock to be issued, or if an Event of Default hereunder exists and is continuing, unless such requirement is otherwise waived in writing by the Holder in whole or in part at the Holder's option.

     2.4.     Optional Payments in Common Stock.  Subject to Section 2.2 hereof,
              ---------------------------------
if the Borrowers elect to pay interest or prepay principal and the average closing price of the Common Stock on the Principal Market is greater than 110%
of the Fixed Conversion Price for a period of at least five (5) consecutive trading days, then the Company Agent may, at its sole option, provide the Holder
                                          ------------------
written notice (a "CALL NOTICE") requiring the conversion at the Fixed Conversion Price of all or a portion of the outstanding interest or principal of this Note (subject to compliance with Section 2.3 and 3.2, together with accrued interest on the amount being prepaid, as of the date set forth in such Call Notice (the "CALL DATE"). The Call Date shall be at least ten (10) trading days following the date of the Call Notice. On the Call Date the Company Agent shall deliver to the Holder certificates evidencing the shares of Common Stock issued in satisfaction of the principal and/or interest being retired. Notwithstanding the foregoing, eLinear's right to issue shares of Common Stock in payment of obligations under this Note shall be subject to the limitation that the number of shares of Common Stock issued in connection with any Call Notice shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the ten (10) trading days immediately preceding the Call Date (as such volume is reported by Bloomberg, L.P. If the price of the Common Stock falls below 110% of the Fixed Conversion Price during the ten (10) trading day period immediately preceding the Call Date, then the Holder will then be required to convert only such amount of the Note as shall equal twenty five percent (25%) of the aggregate dollar trading volume (as such volume is reported by Bloomberg L.P.) for each day that the Common Stock has exceeded 110% of the then applicable Fixed Conversion Price. ELinear shall not be permitted to give the Holder more than one Call Notice under this Note during any 22-day period.

     2.5. Optional Redemption in Cash. The Borrowers will have the option of prepaying this Note in full ("OPTIONAL REDEMPTION") by paying to the Holder a sum of money equal to one hundred fifteen percent (115%) of the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Security Agreement, or any Ancillary Agreement (as defined in the Security Agreement) (the "REDEMPTION AMOUNT") outstanding on the day written notice of Redemption


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
(the "NOTICE OF REDEMPTION") is given to the Holder. The Notice of Redemption shall specify the date for such Optional Redemption (the "REDEMPTION PAYMENT DATE") which date shall not be earlier than the day after the date of the Notice of Redemption and not later than seven (7) days after the date of the Notice of Redemption (the "REDEMPTION PERIOD"). A Notice of Redemption shall not be effective with respect to any portion of this Note for which the Holder has a pending election to convert pursuant to Section 3.1, or for conversions elected to be made by the Holder pursuant to Section 3.1 during the Redemption Period. The Redemption Amount shall be determined as if such Holder's conversion elections had been completed immediately prior to the date of the Notice of Redemption. On the Redemption Payment Date, the Redemption Amount must be paid in good funds to the Holder. In the event the Borrowers fail to pay the Redemption Amount on the Redemption Payment Date, then such Redemption Notice will be null and void.

                                   ARTICLE III
                           HOLDER'S CONVERSION RIGHTS

     3.1.     Optional Conversion. Subject to the terms of this Article III, the
              -------------------
Holder shall have the right, but not the obligation, at any time until the Maturity Date, or thereafter during an Event of Default (as defined in Article
V), and, subject to the limitations set forth in Section 3.2 hereof, to convert all or any portion of the outstanding Principal Amount and/or accrued interest and fees due and payable into fully paid and nonassessable shares of the Common Stock at the Fixed Conversion Price. The shares of Common Stock to be issued upon such conversion are herein referred to as the "CONVERSION SHARES."

     3.2.     Conversion  Limitation.  Notwithstanding anything contained herein
              ----------------------
to the contrary, the Holder shall not be entitled to convert pursuant to the terms of this Note an amount that would be convertible into that number of Conversion Shares which would exceed the difference between the number of shares of Common Stock beneficially owned by such Holder or issuable upon exercise of warrants held by such Holder and 4.99% of the outstanding shares of Common Stock of eLinear. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The Conversion Shares limitation described in this Section 3.2 shall automatically become null and void without any notice to any Borrower upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default, or upon 75 days prior notice to the Company Agent.

     3.3.     Mechanics  of  Holder's  Conversion.  In the event that the Holder
              -----------------------------------
elects to convert this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion ("NOTICE OF CONVERSION") to the Company Agent and such Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and fees that are being converted. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records and shall provide written notice thereof to the Company Agent within two (2) business days after the Conversion Date. Each date on which a Notice of Conversion is delivered or telecopied to the Company Agent in accordance with the provisions hereof shall be deemed a Conversion Date (the "CONVERSION DATE"). A form of Notice of Conversion to be employed by


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
the Holder is annexed hereto as Exhibit A. Pursuant to the terms of the Notice of Conversion, the eLinear will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to Company Agent of the Notice of Conversion and eLinear shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder's designated broker with the Depository Trust Corporation ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system within three (3) business days after receipt by the Company Agent of the Notice of Conversion (the "DELIVERY DATE"). To the extent eLinear is not eligible to use the DWAC system, eLinear shall give instructions to eLinear's transfer agent to deliver the certificates representing the Conversion Shares to the Holder promptly, and in no event later than the Delivery Date. In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Company Agent of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such Common Stock, unless the Holder provides the Company Agent written instructions to the contrary. In the event that the Holder elects to convert this Note into Common Stock prior to there being an effective registration statement covering the shares of common stock underlying this Note, the Holder agrees and acknowledges that any shares delivered to the holder under this Article 3 shall be "restricted" shares of Common Stock.

     3.4.     Late  Payments.  Each  Borrower  understands  that  a delay in the
              --------------
delivery of the shares of Common Stock in the form required pursuant to this Article beyond the Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, each Borrowers agree to pay in the aggregate late payments to the Holder for late issuance of such shares in the form required pursuant to this Article III upon conversion of the Note, in the amount equal to $500 per business day after the Delivery Date. Each Borrower shall pay any payments incurred under this Section in immediately available funds upon demand.

     3.5.     Adjustment  Provisions.  The Fixed Conversion Price and number and
              ----------------------
kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.2 shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

          A.     Reclassification,  etc.  If  eLinear  at  any  time  shall,  by
                 ----------------------
reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid Principal Amount and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

          B.     Stock  Splits,  Combinations  and  Dividends.  If the shares of
                 --------------------------------------------
Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Fixed Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such


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
event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

          C.     Share  Issuances.  Subject  to  the  provisions of this Section
                 ----------------
3.5, if eLinear shall at any time prior to the conversion or repayment in full of the Principal Amount issue any shares of Common Stock to a person other than the Holder (except (i) pursuant to Subsections A or B above; (ii) pursuant to options, warrants, or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; or (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by eLinear) for a consideration per share (the "Offer Price") less than the Fixed Conversion Price in effect at the time of such issuance, then the Fixed Conversion Price shall be immediately reset pursuant to the formula below. For purposes hereof, the issuance of any security of eLinear convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the Fixed Conversion Price at the time of issuance of such securities. If eLinear issues any additional shares pursuant to this Subsection then, and thereafter successively upon each such issue, the Fixed Conversion Price shall be adjusted by multiplying the then applicable Fixed Conversion Price by the following fraction:

                                      A + B
                          (A + B) + [((C - D) x B) / C]

              A = Actual shares outstanding prior to such offering
                     B =  Actual shares sold in the offering
                           C = Fixed Conversion Price
                                 D = Offer Price

          D.     Computation  of  Consideration. For purposes of any computation
                 ------------------------------
respecting consideration received pursuant to Subsection C above, the following shall apply:

               (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by eLinear for any underwriting of the issue or otherwise in connection therewith;

               (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of eLinear (irrespective of the accounting treatment thereof); and

               (c) Upon any such exercise, the aggregate consideration received for such securities shall be deemed to be the consideration received by eLinear for the issuance of such securities plus the additional minimum consideration, if any, to be received by eLinear upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Subsection (D)).

     3.6.     Reservation  of  Shares.  During  the  period the conversion right
              -----------------------
exists, eLinear will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide


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
for the issuance of Common Stock upon the full conversion of this Note. eLinear represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. eLinear agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

     3.7.     Registration  Rights.  The  Holder  has  been granted registration
              --------------------
rights with respect to the shares of Common Stock issuable upon conversion of this Note as more fully set forth in a Registration Rights Agreement dated the date hereof.

                                   ARTICLE IV
                                EVENTS OF DEFAULT

          The occurrence of any of the following events is an Event of Default ("EVENT OF DEFAULT"):

     4.1.     Failure  to  Pay  Principal, Interest or other Fees.  Any Borrower
              ---------------------------------------------------
fails to pay when due any installment of principal, interest or other fees hereon or on any other promissory note issued pursuant to the Security Agreement, when due in accordance with the terms of such note.

     4.2.     Breach  of  Covenant.  Any Borrower breaches any covenant or other
              --------------------
term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of thirty (30) days after the occurrence thereof.

     4.3.     Breach  of  Representations  and  Warranties.  Any  material
              --------------------------------------------
representation  or  warranty  of  any  Borrower  made  herein,  or  the Security
Agreement, or in any Ancillary Agreement shall be materially false or misleading.

     4.4.     Stop  Trade.  An  SEC stop trade order or Principal Market trading
              -----------
suspension of the Common Stock shall be in effect for 5 consecutive days or 5 days during a period of 10 consecutive days, excluding in all cases a suspension of all trading on a Principal Market, provided that eLinear shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock on another Principal Market within 60 days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock), or any securities exchange or other securities market on which the Common Stock is then being listed or traded.

     4.5.     Default  Under  Related  Agreement.  The occurrence of an Event of
              ----------------------------------
Default under and as defined in the Security Agreement and/or the Ancillary Agreements.

     4.6.     Failure  to  Deliver  Common Stock or Replacement Note.  eLinear's
              ------------------------------------------------------
failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, and Section 9 of the Security Agreement, or if required, a replacement Note if such failure to timely deliver Common Stock shall not be cured within two (2) business days or such failure to deliver a replacement Note is not cured within seven (7) business days.


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
     4.7.     Payment  Grace  Period.  The  Borrowers  shall  have  a  three (3)
              ----------------------
business day grace period to pay any monetary amounts due under this Note or the Security Agreement or any Ancillary Agreements, after which grace period a default interest rate of five percent (5%) per annum above the then applicable interest rate hereunder shall apply to the monetary amounts due until such amounts are paid.

                                    ARTICLE V
                    REPRESENTATIONS AND WARRANTIES OF HOLDERS

     5.1.     Investment Intent.  The Holder understands that the Securities are
              -----------------
"restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting the Holder's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

     5.2.     Holder Status.  At the time the Holder was offered the Securities,
              -------------
it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     5.3.     Experience  of  Holder.  The Holder, either alone or together with
              ----------------------
its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Securities and is able to afford a complete loss of such investment.

     5.4.     General Solicitation.  The Holder is not purchasing the Securities
              --------------------
as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                   ARTICLE VI
                                DEFAULT PAYMENTS

     6.1.     Default  Payment.  If  an  Event of Default occurs, the Holder, at
              ----------------
its option, may elect, in addition to all rights and remedies of Holder under the Security Agreement and all obligations of each Borrower under the Security Agreement, to require Borrowers to make a Default Payment ("DEFAULT PAYMENT"). The Default Payment shall be the outstanding principal amount of the Note, plus accrued but unpaid interest, all other fees then remaining unpaid, and all other amounts payable hereunder.

     6.2.     Default  Payment  Date  and  Default  Notice  Period.  The Default
              ----------------------------------------------------
Payment shall be due and payable on the fifth business day after an Event of Default as defined in Article IV ("DEFAULT PAYMENT DATE") has occurred and is continuing beyond any applicable grace period. The period between date upon which of an Event of Default has occurred and is continuing


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
beyond any applicable grace period and the Default Payment Date shall be the "DEFAULT PERIOD." If during the Default Period, any Borrower cures the Event of Default, the Event of Default will no longer exist and any additional rights the Holder had triggered by the occurrence and continuance of an Event of Default will no longer exist. If the Event of Default is not cured during the Default Notice Period, all amounts payable hereunder shall be due and payable on the Default Payment Date, all without further demand, presentment or notice, or grace period, all of which hereby are expressly waived.

     6.3.      Default  Interest  Rate.  Following the occurrence and during the
              ------------------------
continuance of an Event of Default, interest on this Note shall automatically be increased to one and one half percent (1.5%) per month, and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at such interest rate applicable to such Obligations until such Event of Default is cured or waived.

     6.4.     Cumulative  Remedies.  The  remedies  under  this  Note  shall  be
              --------------------
cumulative.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1.     Failure or Indulgence Not Waiver.  No failure or delay on the part
              --------------------------------
of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     7.2.     Notices.  Any  notice  herein  required  or  permitted to be given
              -------
shall be in writing and provided in accordance with the terms of the Security Agreement.

     7.3.      Amendment  Provision.  The term "Note" and all reference thereto,
              ---------------------
as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as it may be amended or supplemented.

     7.4.     Assignability.  This  Note shall be binding upon each Borrower and
              -------------
its respective successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Security Agreement.

     7.5.     Cost  of  Collection.  If  default  is made in the payment of this
              --------------------
Note, each Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     7.6.     Governing  Law.  This  Note  shall be governed by and construed in
              --------------
accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. Both parties and the individual signing this Note on behalf of each Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled


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
to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against any Borrower in any other jurisdiction to collect on such Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court order in favor of Holder.

     7.7.     Maximum  Payments.  Nothing  contained  herein  shall be deemed to
              -----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrowers to the Holder and thus refunded to the Borrowers.

     7.8.     Security  Interest.  The  Holder  of  this Note has been granted a
              ------------------
security interest in certain assets of each Borrower more fully described in the Security Agreement.

     7.9.     Construction.  Each  party  acknowledges  that  its  legal counsel
              ------------
participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

       [Balance of page intentionally left blank; signature page follows.]

          IN WITNESS WHEREOF, each Borrower has caused this Secured Convertible Minimum Borrowing Note to be signed in its name effective as of the date first above written.

                                       ELINEAR, INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                                       NETVIEW TECHNOLOGIES, INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                                       NEWBRIDGE TECHNOLOGIES, INC.

                                       By:__________________________________
                                          Name:
                                          Title:

                              NOTICE OF CONVERSION
                              --------------------

(To be executed by the Holder in order to convert the Note)

     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Secured Convertible Minimum Borrowing Note issued by eLinear, Inc. ("eLinear"), NetView Technologies, Inc. and NewBridge Technologies, Inc. on February ___, 2004 into Shares of Common Stock of eLinear according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:        _____________________________________________________

Conversion Price:          _____________________________________________________

Shares To Be Delivered:    _____________________________________________________

Signature:                 _____________________________________________________

Print Name:                _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Holder  DWAC               _____________________________________________________
instructions